Pruco Life Insurance Company	Thomas C. Castano Assistant General Counsel Law Department Pruco Life Insurance Company 213 Washington Street Newark, NJ 07102-2992 (973) 802-4708 fax:(973) 802-9560 September 3, 2003

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D. C. 20549

        Re: Pruco Life Variable Appreciable Account (File No. 811-3971)

Dear Commissioners:

        On behalf of Pruco Life Insurance Company and the Pruco Life Variable Appreciable Account (the “Account”), we hereby submit, pursuant to Rule 30b-2 under the Investment Company Act of 1940 (the “Act”), that the Account’s semi-annual report for the period ending June 30, 2003 has been transmitted to contract owners in accordance with Rule 30d-2 under the Act.

        We incorporate by reference the following semi-annual reports for the underlying funds:

1.	Filer/Entity:	AIM Variable Insurance Funds
	Registration No.:	811-07452
	CIK No.:	0000896435
	Accession No.	0000960129-03-004519
	Date of Filing:	08/29/03

2.	Filer/Entity:	American Century Variable Portfolios, Inc.
	Registration No.:	811-05188
	CIK No.:	0000814680
	Accession No.	0000814683-03-000009
	Date of Filing:	08/27/03

3.	Filer/Entity:	Janus Aspen Series
	Registration No.:	811-07736
	CIK No.:	0000906185
	Accession No.	0000906185-03-000011
	Date of Filing:	08/29/03

4.	Filer/Entity:	MFS Variable Insurance Trust - Emerging Growth Series
	Registration No.:	811-8326
	CIK No.:	0000918571
	Accession No.	0000912938-03-000354
	Date of Filing:	08/27/03

5.	Filer/Entity:	T. Rowe Price International Stock Portfolio
	Registration No.:	811-07143
	CIK No.:	0000918292
	Accession No.	0000918292-03-000011
	Date of Filing:	08/26/03

6.	Filer/Entity:	The Prudential Series Fund, Inc.
	Registration No.:	811-03623
	CIK No.:	0000711175
	Accession No.	0000355348-03-000198
	Date of Filing:	08/29/03

        If you have any questions regarding this filing, please contact me at (973) 802-4708.

_/s/_____________________________
Thomas C. Castano

VIA EDGAR